The Income Fund of America, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $708,738
------------------ --------------------------------
------------------ --------------------------------
Class B            $50,092
------------------ --------------------------------
------------------ --------------------------------
Class C            $59,529
------------------ --------------------------------
------------------ --------------------------------
Class F            $20,084
------------------ --------------------------------
------------------ --------------------------------
Total              $838,443
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $3,948
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $749
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,424
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $188
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $55
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $128
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,354
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $3,543
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $788
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,181
------------------ --------------------------------
------------------ --------------------------------
Total              $14,358
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3066
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2362
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2274
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2950
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2949
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2165
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2173
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2636
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2860
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2242
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2278
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2675
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2952
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3229
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,325,306
------------------ ----------------------------------
------------------ ----------------------------------
Class B            209,586
------------------ ----------------------------------
------------------ ----------------------------------
Class C            270,736
------------------ ----------------------------------
------------------ ----------------------------------
Class F            72,423
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,878,051
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        14,425
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        3,524
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        6,890
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        771
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        208
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          618
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          11,445
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          15,656
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          3,789
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,626
------------------ ----------------------------------
------------------ ----------------------------------
Total              60,952
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $18.22
----------------------- -------------------------
----------------------- -------------------------
Class B                 $18.13
----------------------- -------------------------
----------------------- -------------------------
Class C                 $18.10
----------------------- -------------------------
----------------------- -------------------------
Class F                 $18.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $18.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $18.16
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $18.17
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $18.18
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $18.20
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $18.17
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $18.12
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $18.18
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $18.20
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $18.21
----------------------- -------------------------